UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	March 22, 2006

Banta Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-14637	39-0148550
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

225 Main Street, Menasha, Wisconsin 54952
(Address of principal executive offices, including zip code)
(920) 751-7777
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On March 22, 2006, the Board of Directors of Banta Corporation (the “Company”) amended Section 3.01 of the Company’s by-laws to increase the size of the Company’s board from eight directors to ten directors. The amendment to the by-laws became effective immediately upon adoption.

        Copies of the by-law amendment and the Company’s by-laws, as so amended, are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report and are incorporated herein by reference.

Item 8.01.	Other Events.

        On March 22, 2006, the Company issued a press release announcing that its Board of Directors has nominated (in addition to those directors standing for reelection) Janel S. Haugarth and Pamela J. Moret for election as directors at the Company’s annual meeting of shareholders to be held on April 25, 2006. A copy of the Company’s press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

        Shareholders should read the Company’s proxy statement for the annual meeting of shareholders to be held on April 25, 2006 when it is available because it will contain important information relevant to the election of directors. Investors can get a copy of the proxy statement, when it is available, and any other relevant documents filed by the Company, for free at the Securities and Exchange Commission’s web site, www.sec.gov. Investors may also request a copy of the proxy statement, when it is available, at no cost, by delivering a written request addressed to Banta Corporation, Attention: Secretary, P.O. Box 8003, Menasha, Wisconsin.

        The Company and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the proposals to be considered at the 2006 annual meeting, including the election of directors. Information regarding the Company’s executive officers and directors is available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and its proxy statement dated March 15, 2005 filed with the Securities and Exchange Commission. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement for the 2006 annual meeting to be filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(3.1)	Text of Amendment to Section 3.01 of By-Laws of Banta Corporation.

(3.2)	By-Laws of Banta Corporation, as amended through March 22, 2006.

(99.1)	Press Release of Banta Corporation, dated March 22, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANTA CORPORATION
Date: March 22, 2006	By: /s/ Ronald D. Kneezel
Ronald D. Kneezel
Vice President, General Counsel and
Secretary

BANTA CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated March 22, 2006

Exhibit
Number

(3.1)	Text of Amendment to Section 3.01 of By-Laws of Banta Corporation.

(3.2)	By-Laws of Banta Corporation, as amended through March 22, 2006.

(99.1)	Press Release of Banta Corporation, dated March 22, 2006.